UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware	1-33926	75-1256622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices, including Zip Code)

(281) 980-5522
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	TREC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

Trecora Resources (the "Company") held its 2021 Annual Meeting of Stockholders on May 14, 2021 (the “Annual Meeting”). As of the record date, March 29, 2021, there were 24,894,534 shares of common stock of the Company (“Shares”) issued and outstanding and entitled to vote at the Annual Meeting. The holders of a total of 19,171,298 Shares (77.01%) were present or represented by proxy at the Annual Meeting, thereby reaching quorum. At the Annual Meeting, our stockholders: (1) elected seven directors; (2) ratified the appointment of BKM Sowan Horan, LLP as our independent registered public accounting firm for the 2021 fiscal year; (3) approved, by non-binding advisory vote, the compensation of our named executive officers; and (4) approved an amendment to the Company's Stock and Incentive Plan to extend the term of the Plan by three year through June 1, 2024. Set forth below are the results of these matters.

Proposal No. 1: Election of seven directors, each to serve until the 2022 annual meeting of stockholders. Our stockholders elected each of the Board’s director nominees as set forth below:

Nominees	For	Against	Abstentions	Non-Votes
Gary K. Adams	15,071,063	1,904,127	865,792	1,330,316
Pamela R. Butcher	15,275,728	1,697,439	867,815	1,330,316
Nicholas N. Carter	15,895,951	1,156,221	788,810	1,330,316
Adam C. Peakes	15,547,546	1,427,644	865,792	1,330,316
Patrick D. Quarles	15,557,266	1,329,171	954,545	1,330,316
Janet S. Roemer	15,396,621	1,576,546	867,815	1,330,316
Karen A. Twitchell	15,458,436	1,428,101	954,445	1,330,316

Proposal No. 2: Ratification of the appointment of BKM Sowan Horan, LLP as our independent registered public accounting firm for the 2021 fiscal year:

Votes For:	17,765,603
Votes Against:	600,970
Abstentions:	804,725

Proposal No. 3: Approval, by non-binding advisory vote, of the compensation of our named executive officers:

Votes For:	15,148,668
Votes Against:	1,470,023
Abstentions:	1,222,291
Non-Votes:	1,330,316
Proposal No. 4: Approval of an amendment to the Company's Stock and Incentive Plan to extend the term of the Plan by three year through June 1, 2024:

Votes For:	15,446,905
Votes Against:	1,595,403
Abstentions:	798,674
Non-Votes:	1,330,316

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRECORA RESOURCES

Date: May 14, 2021	By:	/s/ Michael W. Silberman
Michael W. Silberman
General Counsel and Corporate Secretary